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                                                                    Exhibit 99.3


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as an executive officer of the chairman of Allmerica Financial Corporation (the "Company"), does hereby certify that to the undersigned's knowledge:

     1) the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ J. Kendall Huber

                                    J. Kendall Huber
                                    Executive Officer of the Chairman

Dated: March 24, 2003